UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Gates Industrial Corporation plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Monday June 22, 2020, for Gates Industrial Corporation plc This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/GTES. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before Friday June 12, 2020.For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/GTESProxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods:INTERNET www.investorelections.com/GTESTELEPHONE (866) 648-8133*E-MAIL paper@investorelections.comYou must use the 12 digit control number located in the shaded gray box below.* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.ACCOUNT NO. SHARESCompany Notice of Annual Meeting Date: Monday June 22, 2020 Time: 10:00 AM (Mountain Time) Place: Virtual: www.proxydocs.com/GTESThe purpose of the Annual Meeting is to take action on the following proposals:The Board of Directors recommends that you vote “FOR” the following nominees. 1. Election of Directors Nominees 01 James W. Ireland, III 03 Julia C. Kahr 05 Stephanie K. Mains 07 Neil P. Simpkins 02 Ivo Jurek 04 Terry Klebe 06 Wilson S. Neely The Board of Directors recommends that you vote “FOR” the following.2. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. To approve, on an advisory basis, the Directors’ Remuneration Report in accordance with the requirements of the U.K. Companies Act 2006. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending January 2, 2021.5. To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006. 6. To authorize the Audit Committee of the Board of Directors to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor.